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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)         October 25, 1999
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                           ZENITH NATIONAL INSURANCE CORP.
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              (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-9627                   95-2702776
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


21255 Califa Street, Woodland Hills, CA                          91367-5021
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant Telephone number, including area code (818) 713-1000
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           (Former Name of Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

    Pursuant to a Stock Purchase Agreement, dated June 25, 1999 (the "Stock Purchase Agreement"), between Fairfax Financial Holdings Limited, a Canada corporation ("Fairfax"), and Reliance Insurance Company ("Reliance"), Fairfax agreed to purchase the 6,574,445 shares of the common stock of the Registrant owned by Reliance and its affiliates (the "Transaction"). In an amendment to its Statement on Schedule 13D, dated October 25, 1999 and filed with the Securities and Exchange Commission, Reliance Financial Services Corporation reported that the consummation of the Transaction occurred on October 25, 1999. Effective upon consummation of the Transaction, each of Messrs. Saul
P. Steinberg, Robert M. Steinberg and George E. Bello resigned from the Registrant's Board of Directors.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZENITH NATIONAL INSURANCE CORP.



Dated:  November 8, 1999                    By:    /s/ Fredricka Taubitz
                                               ---------------------------------
                                               Name:   Fredricka Taubitz
                                               Title:  Executive Vice President
                                                       & Chief Financial Officer




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